Exhibit 10.33

RELEASE AND SETTLEMENT

Dated this 8th day of December 2010, by and between Viral Genetics, Inc., a Delaware corporation ("Viral") and Michael Capizzano ("Capizzano").

WHEREAS under an Assignment Agreement between Capizzano and Wolf, Greenfield & Sacks, P.C., dated December 8, 2010 attached hereto (the "Assignment"), Capizzano is the holder and owner of lawfully assigned debts in the amount of fifty-three thousand seven hundred and fourteen dollars and twenty-three cents ($53,714.23), inclusive of all interest accrued thereon as of the date affixed hereof, (the "Debt"), and is desirous of settling the Debt with Viral, and Viral is desirous of same.

NOW THEREFORE for good and lawful consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

1.	Capizzano hereby represents and warrants that he has full right, title and ownership to the Debt pursuant to the Assignment.

2.	Capizzano hereby irrevocably tenders and assigns to Viral full right, ownership and title to the Debt in exchange for 5,371,423 shares of common stock of Viral, and has provided the Notice of Conversion attached hereto as Exhibit A.

3.	Capizzano hereby provides a complete and irrevocable release of any and all liabilities, fees, penalties, interests or claims of any kind in regard to the Debt and acknowledges that same has been satisfied in full.

4.	This agreement shall be governed by the laws of the State of California.

Agreed as of the date affixed hereof.

VIRAL GENETICS, INC.	MICHAEL CAPIZZANO

/s/ Haig Keledjian	/s/ Michael Cappizanno
Haig Keledjian, President

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert Debt owed to them by Viral Genetics, Inc., a Delaware corporation (the "Company"), in the amount of $__________ into shares of common stock, par value $0.0001 per share of the Company (the "Common Stock"), according to the conditions hereof, as of the date written below.

The undersigned agrees to comply with applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Date to Effect Conversion: __________

Amount of Debt to be Converted: $__________

Number of shares of Common Stock to be issued:__________

Signature:__________

Name:__________

Address: __________